FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into this 2nd day of July, 2007, by and among Kforce Inc., a Florida corporation (“Kforce”), Kforce Government Solutions, Inc., a Pennsylvania corporation (“Government Solutions”) and Bradson Corporation, a Rhode Island corporation (“Bradson” and together with Kforce and Government Solutions, “Borrowers” and each a “Borrower”); the affiliates of the Borrowers party hereto as “Subsidiary Guarantors” (the “Subsidiary Guarantors”); the Lenders (as defined in the Credit Agreement (as defined below)) party hereto; Bank of America, N.A., a national banking association, as agent for the Lenders (together with its successors in such capacity, “Administrative Agent”).

Recitals:

Administrative Agent, Lenders, Borrowers and Subsidiary Guarantors are parties to a certain Second Amended and Restated Credit Agreement dated as of October 2, 2006, as amended by that certain letter agreement dated as of January 5, 2007, and as supplemented by that certain Joinder Agreement dated as of February 28, 2007 (the “Credit Agreement”) pursuant to which Lenders have made certain loans and other financial accommodations to Borrowers.

Borrowers have requested certain amendments to the Credit Agreement and Lenders have agreed to such amendments upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 7.2 of the Credit Agreement, Legal Existence and Good Standing, is hereby deleted in its entirety and the following is hereby substituted therefor:

“7.2 Legal Existence and Good Standing. Each Credit Party shall maintain (i) its legal existence and (ii) its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect; provided, however, that in connection with the merger of a Credit Party into another Credit Party permitted under Section 7.9 hereof, upon consummation of such merger, the obligations in this Section 7.2 shall not continue to apply to any Credit Party that is not the continuing or surviving corporation of such merger.”

(b) Section 7.9 of the Credit Agreement, Mergers, Consolidations or Sales, is hereby modified and amended to delete clause (a) thereof in its entirety and the following is hereby substituted therefor:

“(a) to enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing provisions of this Section 7.9, (i) any Borrower may merge or consolidate with any of its Subsidiaries provided that (A) a Borrower shall be the continuing or surviving corporation, (B) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent’s liens on the assets of the Credit Parties as required by Section 6(f) of the Security Agreement after giving effect to such transaction and (C) after giving effect to such transaction, no Default or Event of Default exists, (ii) any Credit Party other than a Borrower may merge or consolidate with any other Credit Party other than a Borrower provided that (A) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent’s liens on the assets of the Credit Parties as required by Section 6(f) of the Security Agreement after giving effect to such transaction and (B) after giving effect to such transaction, no Default or Event of Default exists, (iii) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any Credit Party provided that (A) such Credit Party shall be the continuing or surviving corporation, (B) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent’s liens on the assets of the Credit Parties as required by Section 6(f) of the Security Agreement after giving effect to such transaction and (C) after giving effect to such transaction, no Default or Event of Default exists, (iv) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any other Consolidated Party which is not a Credit Party provided that, after giving effect to such transaction, no Default or Event of Default exists; (v) any Immaterial Subsidiary of any Borrower may dissolve itself so long as (A) the assets of such Immaterial Subsidiary are transferred to another Credit Party prior to such dissolution and (B) the Borrowers provide the Administrative Agent with written notice of such dissolution with five (5) Business Days of the occurrence of such dissolution; and (vi) any Borrower may merge or consolidate with any other Borrower provided that (A) a Borrower shall be the continuing or surviving corporation and, in the event of any merger with Parent, Parent shall be the continuing or surviving corporation, (B) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent’s liens on the assets of the Credit Parties as required by Section 6(f) of the Security Agreement after giving effect to such transaction and (C) after giving effect to such transaction, no Default or Event of Default exists; provided further, that any transaction described in the foregoing clauses (i) through (vi) shall be consummated in accordance with all applicable licenses, permits, franchises, governmental authorizations and all other Requirements of Law.”

(c) Section 7.10 of the Credit Agreement, Distributions; Capital Change; Restricted Investments, is hereby deleted in its entirety and the following is hereby substituted therefor:

7.10 Distributions; Capital Change; Restricted Investments. No Credit Party shall (i) directly or indirectly declare or make, or incur any liability to make, any Distribution, except (A) in connection with an with an Eligible Securities Repurchase that is funded by a Securities Repurchase Loan, (B) Distributions to the Parent by a Subsidiary, (C) a Distribution of all of the outstanding capital stock of Kforce Global Solutions, Inc., a Pennsylvania corporation formerly known as Provident Computer Consultants, Inc., from Government Solutions to Government Holdings, provided that (i) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent’s liens on the assets of the Credit Parties as required by Section 6(f) of the Security Agreement after giving effect to such Distribution (including, without limitation, any original stock certificates issued to Government Holdings evidencing such Capital Stock) and (ii) after giving effect to such Distribution, no Default or Event of Default exists, or (D) at any time after the expiration or termination of the Additional Availability Period, Distributions by the Parent if, after giving effect thereto the Borrowers have Availability of not less than $15,000,000; (ii) make any change in its capital structure which could have a Material Adverse Effect; or (iii) make any Investments in or to any Person, except (A) Permitted Investments and (B) at any time after the expiration or termination of the Additional Availability Period, any other Investment so long as, after giving effect thereto, the Borrowers have Availability of not less than $15,000,000.

(d) Section 7.15 of the Credit Agreement, Transactions with Affiliates, is hereby modified and amended to delete the period at the end of Section 7.15 and to add the following new clauses (c) and (d) to the end thereof:

“, and (c) each Credit Party and each Subsidiary of a Credit Party may engage in transactions with Affiliates that are permitted pursuant to Section 7.9 or Section 7.10 hereof, and (d) a Credit Party may transfer all outstanding capital stock of any of its Subsidiaries that is a Credit Party to another Credit Party with Administrative Agent’s prior written consent and provided that the Credit Parties shall have caused to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in connection therewith, including, without limitation, all documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent’s liens on the assets of the Credit Parties as required by Section 6(f) of the Security Agreement.”

(e) Section 7.28 of the Credit Agreement, Post Closing Covenants, is hereby modified and amended to delete clause (a) thereof in its entirety and to substitute the following therefor:

“(a) On or before August 1, 2007 (or such later date as shall be permitted by the Administrative Agent in writing), the Borrowers shall deliver evidence to the Administrative Agent that the collateral descriptions set forth in financing statements 200408305523 and 20050040074X filed with the Florida Secured Transactions Registry have been amended to the satisfaction of the Administrative Agent.”

3. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

4. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Credit Agreement, as amended by the Amendment, and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by each Borrower in favor of Lender are duly perfected, first priority security interests and liens subject only to Permitted Liens; and the unpaid principal amount of the Loans and the issued and outstanding Letters of Credit on and as of the close of business on June 29, 2007 totaled $71,722,023.86.

5. Representations and Warranties. Each Borrower represents and warrants to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and all of the representations and warranties made by each Borrower in the Credit Agreement are true and correct on and as of the date hereof.

6. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

7. Breach of Amendment. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Administrative Agent, unless satisfaction thereof is specifically waived in writing by Administrative Agent:

(a) Administrative Agent’s receipt of one or more duly executed counterparts of this Agreement from Borrowers and Required Lenders; and

(b) Administrative Agent’s receipt of such other documents, certificates, resolutions and reports as Administrative Agent may reasonably request.

9. Expenses of Lender. Each Borrower, jointly and severally, agrees to pay, on demand, all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia.

11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12. No Novation, etc.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

13. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic mail transmission shall be deemed to be an original signature hereto.

14. Further Assurances. Each Borrower agrees to take such further actions as Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

15. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

16. Release of Claims. To induce Administrative Agent and Lenders to enter into this Amendment, each Subsidiary Guarantor and each Borrower hereby releases, acquits and forever discharges Administrative Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Administrative Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Subsidiary Guarantor or such Borrower now has or ever had against Administrative Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each of Subsidiary Guarantor and each Borrower represents and warrants to Administrative Agent and Lenders that such Subsidiary Guarantor or such Borrower, as applicable, has not transferred or assigned to any Person any claim that such Subsidiary Guarantor or such Borrower, as applicable, ever had or claimed to have against Administrative Agent or any Lender.

17. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

18. Reaffirmation of Guaranty. Each undersigned Subsidiary Guarantor hereby (i) consents to Borrowers’ execution and delivery of this Amendment and of the other documents, instruments or agreements Borrowers agree to execute and deliver pursuant hereto; (ii) agrees to be bound by this Amendment; and (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

[Signatures commence on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:	/s/ Mark R. Herdman
Name:	Mark R. Herdman
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jerold Slutsky
Name:	Jerold Slutsky
Title:	Vice President

THE CIT GROUP / BUSINESS CREDIT, INC., as a Lender

By:	/s/ C. Mark Smith
Name:	C. Mark Smith
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Lynn E. Culbreath
Name:	Lynn E. Culbreath
Title:	Senior Vice President

“BORROWERS”	Kforce Inc., a Florida corporation

	By:	/s/ Judy M. Genshino-Kelly
	Name:	Judy M. Genshino-Kelly
	Title:	Treasurer

Bradson Corporation, a Rhode Island corporation

	By:	/s/ Judy M. Genshino-Kelly
	Name:	Judy M. Genshino-Kelly
	Title:	Treasurer

Kforce Government Solutions, Inc., a Pennsylvania corporation

	By:	/s/ Judy M. Genshino-Kelly
	Name:	Judy M. Genshino-Kelly
	Title:	Treasurer

“GUARANTORS”	Kforce Airlines, Inc., a Florida corporation

	By:	/s/ Judy M. Genshino-Kelly
	Name:	Judy M. Genshino-Kelly
	Title:	Treasurer

kforce.com, Inc., a Florida corporation

	By:	/s/ Judy M. Genshino-Kelly
	Name:	Judy M. Genshino-Kelly
	Title:	Treasurer

Kforce Flexible Solutions, LLC, a Florida limited liability company

	By:	/s/ Judy M. Genshino-Kelly
	Name:	Judy M. Genshino-Kelly
	Title:	Treasurer

Kforce Government Holdings Inc., a Florida corporation

By:	/s/ Judy M. Genshino-Kelly
Name:	Judy M. Genshino-Kelly
Title:	Treasurer

Kforce Staffing Solutions of California, LLC, a Florida limited liability company

By:	/s/ Judy M. Genshino-Kelly
Name:	Judy M. Genshino-Kelly
Title:	Treasurer

Kforce Global Solutions, Inc. formerly known as Provident Computer Consultants, Inc., a Pennsylvania corporation

By:	/s/ Judy M. Genshino-Kelly
Name:	Judy M. Genshino-Kelly
Title:	Treasurer

Romac International, Inc., a Florida corporation

By:	/s/ Judy M. Genshino-Kelly
Name:	Judy M. Genshino-Kelly
Title:	Treasurer

Kforce Services Corp., a Florida corporation

By:	/s/ Judy M. Genshino-Kelly
Name:	Judy M. Genshino-Kelly
Title:	Treasurer